UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
Form 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported): February 13, 2006
Waters Corporation
(Exact Name of Registrant as Specified in Its Charter)
Delaware
(State or Other Jurisdiction of Incorporation)

01-14010 (Commission File Number)	13-3668640 (IRS Employer Identification No.)

34 Maple Street, Milford, Massachusetts (Address of Principal Executive Offices)	01757 (Zip Code)
(508) 478-2000
(Registrant’s Telephone Number, Including Area Code)
N/A
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition
     On February 17, 2006, Waters Corporation announced it had entered into a settlement agreement with Agilent Technologies Deutschland GmbH resolving certain outstanding HPLC related litigation between them. As a result of this settlement, Waters Corporation has revised its fourth quarter 2005 and full year 2005 results as previously reported on January 24, 2006. A copy of the related press release and revised financial statements are attached hereto as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference in its entirety.
Item 9.01 Financial Statements and Exhibits
     Exhibit 99.1 Waters Corporation press release dated February 17, 2006, including updated condensed financial statements, for the quarter and year ended December 31, 2005.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WATERS CORPORATION
Dated: February 17, 2006	By:	/s/ John Ornell
		Name:	John Ornell
		Title:	Vice President, Finance and Administration and Chief Financial Officer